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                                                                     Exhibit 4.3



                              CERTIFICATE OF TRUST

                                       OF

                           FIRST BUSEY CAPITAL TRUST I

         THIS CERTIFICATE OF TRUST OF FIRST BUSEY CAPITAL TRUST I (the "Trust"), is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, Douglas C. Mills, Barbara J. Kuhl, and Barbara J. Jones, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

                    1. NAME. The name of the business trust formed hereby is First Busey Capital Trust I.

                    2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

                    3. EFFECTIVE DATE. This Certificate of Trust shall be effective on May 15, 2001.






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         IN WITNESS WHEREOF, each of the undersigned, being a trustee of the
Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.


                                    WILMINGTON TRUST COMPANY, as Trustee



                                    By /s/ Kathleen A. Pedelini


                                       Name: Kathleen A. Pedelini
                                             ----------------------------------


                                       Title: Administrative Account Manager
                                              ---------------------------------

                                             /s/ Douglas C. Mills
                                    -------------------------------------------
                                    Douglas C. Mills, as Administrative Trustee


                                             /s/ Barbara J. Kuhl
                                    -------------------------------------------_
                                    Barbara J. Kuhl, as Administrative Trustee


                                             /s/ Barbara J. Jones
                                    -------------------------------------------
                                    Barbara J. Jones, as Administrative Trustee



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